SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 25, 2004

COMPUTER NETWORK TECHNOLOGY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Minnesota	0-139944	41-1356476
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6000 Nathan Lane North, Minneapolis, MN	55442
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (763) 268-6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure
SIGNATURE
Press Release

Item 5. Other Events and Required FD Disclosure.

     On May 25, 2004, Computer Network Technology Corporation issued a press release announcing the promotion of Edward J. Walsh to Senior Vice President, Worldwide Sales, Marketing and Alliances. James A. Fanella, formerly head of sales for CNT, has left CNT to pursue other opportunities. A copy of the press release is attached hereto as Exhibit 99.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2004	COMPUTER NETWORK
TECHNOLOGY CORPORATION

	By	/s/ JEFFREY A. BERTELSEN
Jeffrey A. Bertelsen
Treasurer

EXHIBIT INDEX

EXHIBIT	DESCRIPTION OF EXHIBIT
99	Press Release dated May 25, 2004